RAPID Tests for EARLIER Treatment

Investor Presentation

Slide 2

Forward Looking Statements

Statements contained herein that are not historical facts are forward-looking statements within the meaning of the Securities Act of 1933, as amended.  Those statements include statements regarding the intent, belief or current expectations of Chembio and its management. Such statements reflect management's current views, are based on certain assumptions and involve risks and uncertainties. Actual results, events, or performance may differ materially from the above forward-looking statements due to a number of important factors, and will be dependent upon a variety of factors, including, but not limited to, Chembio’s ability to obtain additional financing and the demand for Chembio's products.  Chembio undertakes no obligation to publicly update these forward-looking statements to reflect events or circumstances that occur after the date hereof or to reflect any change in Chembio's expectations with regard to these forward-looking statements or the occurrence of unanticipated events. Factors that may impact Chembio's success are more fully disclosed in Chembio's most recent public filings with the U.S. Securities and Exchange Commission

Slide 3

Chembio Overview
•	Develops, Manufactures and Markets Rapid Point of Care Test (POCT) Products
•	Current POCTs for HIV, Syphilis & Other Infectious Diseases, applicable to many other markets
•	Base Business Utilizes In-Licensed Lateral Flow Technology
•	New Business Based on Chembio’s Dual Path Platform (DPP®)
•	Branded & Private Label (OEM) Strategy
•	Five DPP® POCTS Approved in Brazil 2010-11 Now Being Launched by Brazilian Ministry of Health through its affiliate Oswaldo Cruz Foundation, Chembio’s OEM customer.
•	FDA & USDA Approved Leased Manufacturing Facility in Medford, NY
•	140 Employees

Slide 4

Financial Overview

•	Five Year Compounded Annual Revenue Growth of 33%
•	Gross Margin Expansion
o	Higher ASP’s in US
o	Scale up Efficiencies
•	Increased investment in R&D pipeline
o	DPP HIV Clinical Trials
      -   2007 Recapitalization

(See graph)

Slide 5

POCT’s – A Growing Global Market

•	$7B Global Point-of-Care Test (POCT) Market
•	Fastest Growing Segment of $39.5B In-Vitro Diagnostics Market
•	POCTs for HIV, Syphilis Serve Crucial Public Health Objectives
o	Professional US Rapid HIV Test Market Now ~7 Million tests annually
▪	OTC Market Opportunity for Sure Check® HIV test being pursued
o	Chembio’s Unique Dual Band DPP® Syphilis Screen & Confirm, CE Marked October 2011

Slide 6

DUAL PATH PLATFORM (DPP®)
Chembio’s Proprietary POCT Technology

•	Independent Sample Flow Path Enables Improved Sensitivity & Use of More Challenging Sample Types
•	Improved Multiplexing Facilitated by Direct Binding, Uniform Delivery of Samples
•	Visual and/or Instrument Read-Out
•	Patents issued in several global markets including U.S., UK, Australia, Eurasia and China
o	Additional DPP® Patents Pending in the U.S. and many foreign countries

(see graphics)

Slide 7

Chembio-Branded Products Complemented by Current & Future OEM Programs

Current OEM/Licensees:  Fiocruz (Brazil), BIORAD, Alere
Potential Future OEM/License Areas: Infectious Diseases, Veterinary Wellness

DPP® HIV SCREENING TEST – DPP® SYPHILIS SCREEN & CONFIRM – SURE CHECK® HIV OTC – SINGLE PARAMETER & MULTIPLEX INFECTIOUS DISEASE PRODUCTS

Slide 8

Lateral Flow Rapid HIV Tests

•	25% of 1.1MM HIV+ Individuals in U.S. Not Aware of their Status
•	Products Sold in US Professional Market by Alere Inc. (NYSE:ALR) as Clearview® brand
o	10-Year Exclusive Agreement through Sept. 2016 based on ASP sharing
o	9 Month Sales $5.39 Million, a 52% increase YTD v. comparable 2010 period
•	Ex-US Under Chembio Brands (STAT PAK® & SURE CHECK®)

Slide 9

U.S. Rapid HIV Test Market

	Clearview Complete	Clearview STAT PAK®	DPP® HIV Screen	OraQuick	Uni-Gold
	(See Graphic)	(See Graphic)	(See Graphic)	(See Graphic)	(See Graphic)
Manufacturer	Chembio	Chembio	Chembio	Orasure Technologies, Bethlehem PA	Trinity Biotech, Dublin Ireland
Current or Planned Distribution	Private Label for Alere Direct & Distribution	Private Label for Alere Direct & Distribution	Direct & Distributors	Direct sales force	Direct sales force & distributors
FDA Approval Date	2006	2006	Clinical trials	2003	2003
Technology	Lateral Flow	Lateral Flow	Dual Path Platform (DPP®)	Lateral Flow	Lateral Flow
Est. US Market Shr.	8%	12%	N/A	65%	15%
FDA Sensitivity	99.7%	99.7%	TBD	99.3%OF/99.6% WB	100%
FDA Specificity	99.9%	99.9%	TBD	99.8%OF/100% WB	99.7%
Features
Sample Types	All Blood Matrices	All Blood Matrices	Blood & Oral Fluid Claims being pursued	Oral Fluid and all blood matrices except serum	All Blood Matrices
True IgG Control	Y	Y	Y	Y	N
Sample Size (in microliters)	<5	<5	<5	<5	40
HIV-2	Y	Y		Y	N

Slide 10

Pipeline: Chembio-Branded Products Anticipated Timelines – US Market

CLINICAL TRIALS/REGULATORY SUBMISSIONS

REGULATORY APPROVAL OR CLEARANCE/COMMERCIAL SALES

Product	2011	2012	Est. Current & Potential U.S. Market Size
DPP® HIV Screen	Anticipated Completing Clinical Trials December; PMA Module I Submitted and responded. PMA Module II submitted in October	Respond to Module II & Submit Module III Q1. FDA Approval, CLIA waiver, US Market Launch	$70MM/$150MM US POCT Market Developed into 7MM Unit Market since 2003
DPP® Syphilis Screen & Confirm	CE Marking Granted October; Establishing EU Distribution; Clinical Trials Commenced for US FDA 510(K) Submission	Launch in EU ; Complete clinical trials in US & Submit 510(K) to FDA for Clearance and US Launch	NA/$50MM 69MM Syphilis tests performed in US; 50MM Clinical; Assumes 20% convert to POCT
Sure Check® HIV OTC	Product Already Approved for Professional Use which is pre-requisite; Submitting IDE for Self Testing Protocol	Complete Pre-ID Requirements and Begin Phase II Clinical Trials	NA/$150MM Assumes $30 OTC Test

Slide 11

Pipeline: OEM Contracts with FIOCRUZ Brazil
Anticipate Minimum of $3MM in 2011 Revenues v. $.6MM in 2010

Contract	2010	2011	2012
DPP® HIV Screening	Approved, Commercial Sales	Commercial Sales	Commercial Sales
DPP® HIV Confirmatory	Approved	Commercial Sales	Commercial Sales
DPP® Syphilis Treponemal	Agreement Signed December 2010	Approved Q1 ‘11, Commercial Sales	Commercial Sales
DPP® Syphilis Treponemal/ Non-Treponemal		Submission, Approval	Commercial Sales
DPP® Canine Leishmaniasis	Submitted	Approved Q1’11, Commercial Sales	Commercial Sales
DPP® Leptospirosis		Approved Q3’11	Commercial Sales

Slide 12

Pipeline: Other Products

Project	Activity
Multiplex DPP® Product Developed for & Licensed to Bio-Rad Laboratories, Inc.	Development completed. Anticipate CE Mark EOY 2011 – Launch EU Fall 2012. Manufacturing by Bio-Rad. Royalties to Chembio upon Commercial Sales
Multiplex DPP® Influenza Immune Status Product Developed for Battelle/CDC	Prototype Development Completed; Prototype products being evaluated at CDC. Additional development work Q4 2011 – Q1 2012.
New DPP® OEM Applications	Veterinary
Potential New DPP® Branded Products	Infectious Diseases, Women’s Health, Cervid Veterinary TB
DPP® Platform Enhancements	Buffer Integration and “DUAL DPP®” projects in progress
NIH Phase II Grant – Leptospirosis & Tuberculosis
DPP® Leptospirosis - $2.9MM 3 Year Grant awarded 6/2009.  Prototype Developed.  Further reagent discovery underway.  Approximately $1MM funding remaining as of 10/1/2011.  Chembio is principal grantee.

DPP® Tuberculosis - $2.4MM, 3 Year Grant awarded Effective 3/1/2011.  Prototype Developed. Planning Multi-site Evaluations and Optimization, Validation and Commercialization.  Chembio is principal grantee.

Slide 13

Financial Summary

FY 2008-2010 Results
•	Record Revenues and Earnings
•	Improving Gross Margins
•	Controlled Operating Expenses
•	Operating Cash Flow Strengthened Balance Sheet

(See Graphic)

Slide 14

2010 Full Year and 9 Month 2010 & 2011 Selected Financial Results

	September 30, 2011-YTD		September 30, 2010- YTD		December 31, 2010
Net Product Revenues	$11,516,325		$8,337,133		$13,516,359
Non- Product Revenues	1,655,294		2,700,728		3,188,344
TOTAL REVENUES	13,171,619		11,037,861		16,704,703
GROSS MARGIN	6,647,353	50%	5,609,841	51%	8,100,699	48%
OPERATING COSTS:
Research & Development Costs	3,697,309	28%	2,822,455	26%	2,586,308	15%
Selling, general and administrative expense	2,412,867	18%	2,143,715	19%	2,940,721	18%
	6,110,176		4,966,170		5,527,029
INCOME FROM OPERATIONS	537,177		643,671		2,573,670
OTHER INCOME (EXPENSES):	(9,030)		(11,103)		(60,326)
NET INCOME	528,147	4%	632,568	6%	2,513,344	15%

(See Graphic)

Slide 15

Three Months September 2010 & 2011 Selected Financial Results

	3 Mos. September 30, 2011		3 Mos. September 30, 2010
Net Product Revenues	$5,526,883		$3,786,572
Non-Product Revenues	394,904		718,431
TOTAL REVENUES	5,921,787		4,505,003
GROSS MARGIN	2,670,733	45%	2,208,501	49%
OPERATING COSTS:
Research and development expenses	1,242,295	21%	1,230,100	27%
Selling, general and adminstrative expense	949,237	16%	801,854	18%
	2,191,532		2,031,954
INCOME FROM OPERATIONS	479,201		176,547
OTHER INCOME (EXPENSES):	(3,596)		(8,571)
NET INCOME	475,605	8%	167,976	4%

(See Graphic)

Slide 16

Revenue Growth by Category: 2009 vs. 2010

(see graphic)

Slide 17

Revenue Growth by Category: Q3’11 YTD vs. Q3’10 YTD
(see graphic)

Slide 18

Selected Balance Sheet Data

($ in millions)	Sept’11	Dec. '10	Dec. '09
Cash	$3,045	2,136	1,068
Accounts Receivable	2,658	3,946	1,776
Inventories	2,588	1,349	1,556
Total Current Assets	8,840	205	4,667
Net Fixed Assets	849	813	580
Other Assets	770	636	1,068
Total Assets	$10,099	9,086	6,315

Total Current Liabilities	3,199	3,076	3,173
Total Liabilities	3,345	3,277	3,227

Total Equity	6,754	5,809	3,088

Total Liabilities & Shareholders Equity	$10,099	9,086	6,315

Slide 19

Anticipated Milestones 2012

Clinical & Regulatory Programs for Branded Products
•	Submit Module III for DPP®HIV PMA, Receive FDA PMA Approval and CLIA waiver
•	Complete Syphilis Screen & Confirm Clinical Trials, Submit to FDA for 510(K) Clearance, Receive Clearance
•	Complete Sure Check HIV OTC Pre-IDE, Commence Phase II Clinical Trials
•	New Claims for Veterinary TB

Product Revenues & Operating Results
•	Full Year of New Products launched in Brazil through FIOCRUZ
•	Launch of DPP® Syphilis Screen & Confirm in Europe
•	Continued US Lateral Flow HIV Test Market Share Gains
•	Potential New International Market Opportunities for Lateral Flow and DPP® Products

Research & Development
•	New Branded Products to Replenish Pipeline
•	New OEM Development Agreements

Slide 20

Leadership

Executive	Joined Company*
Lawrence Siebert, Chairman & CEO	2002
Richard Larkin, CFO	2003
Javan Esfandiari, SVP R&D	2000
Tom Ippolito, VP Regulatory, Clinical, QA/QC	2005
Rick Bruce, VP Operations	2000
Independent Directors	Joined Board
Gary Meller, MD, MBA	2005
Kathy Davis, MBA	2007
Barbara DeBuono, MD MPH	2011
Peter Kissinger, Ph.D	2011

Slide 21

TOTAL EMPLOYMENT Approx. 140

Research and Development – 12
Regulatory and Clinical QA & QC – 13
Sales, General & Administration – 9
Operations- 106

Fully Integrated FDA & USDA Approved Development & Manufacturing in 24,000 S/F Leased Facility in Medford, NY

Slide 22

Potential Impact of OEM & Branded Products on Revenue*

(See Graphic)

Slide 23

CEMI Selected Share Data
Ticker Symbol (OTC:QB)	CEMI.QB
Price 10/31/2011	$ .450
52-Week High	$0.580
52-Week Low	$0.210
Outstanding Shares	63.3
Market Capitalization	$0.00
Fully Diluted Shares	69.6
Management Holding	12.4
Average Daily Volume (3 months)	50,000

Options and Warrants	Amt.	Avg. Ex. Price
Options (4.64MM held by mgmt. & board)	6.09	$0.213
Warrants (MM)-Exp. By 02/15/12	.07	$0.810
Total Options & Warrants (MM)	6.26	$0.22

(See graphics)

Slide 24

DPP® HIV Screening Assay For Use with Oral Fluid or Blood Samples

•	Submitted PMA Module I in Q2 2011
•	Submitted PMA Module II in October 2011 US
•	Clinical trials being completed Q-4 2011 for Submission of Module III Q1 2012
•	Anticipated FDA OMA Approval, CLIA waiver and Product Launch in 2012

 (See graphic)

Slide 25

DPP® Syphilis Screen & Confirm

•	First POCT in US for Syphilis
•	All Pregnant Women Tested for Syphilis
•	Current Laboratory Tests Inadequate
•	Enables Confirmation & Treatment At POC
•	International Evaluation Ongoing in China
•	Anticipate FDA Clearance in early 2012

(See graphic)

Slide 26

SURE CHECK® HIV OTC
Pre- IDE Studies 2011, Q1-2012 with “Phase II” Clinical Trials Beginning Thereafter

•	Patented All-In-One Barrel Device
•	Increasing Market Acceptance in Professional Market (Clearview by Alere)
•	IDE, Clinical Trials 2012-2013
•	Anticipated Approval 2014

(See graphic)

Slide 27

(See graphics)